UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2026
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 900
Brisbane, California 94005
(Address and Zip Code of Principal Executive Offices)

(650) 242-8052
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2014 Employee Stock Purchase Plan

On June 9, 2026, Pacira BioSciences, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in Parsippany, New Jersey and via live webcast online at www.cesonlineservices.com/pcrx26_vm, at which the Company’s stockholders approved the Amended and Restated 2014 Employee Stock Purchase Plan (the “ESPP”). The ESPP was amended and restated to increase the number of shares of the Company’s common stock authorized for issuance by 800,000 newly reserved shares. The ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). The summaries of the ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Committee Reassignments

Effective immediately, the Company’s board of directors (the “Board”) restructured the composition of certain committees of the Board, such that the composition of such committees of the Board is now as follows:

Audit Committee	People & Compensation Committee	Nominating, Governance and Sustainability Committee
Alethia Young (Chair)	Michael Yang (Chair)	Christopher J. Christie (Chair)
Marcelo Bigal	Laura Brege	Laura Brege
Mark Froimson	Thomas Wiggans	Thomas Wiggans

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2026, the Company held the Annual Meeting in Parsippany, New Jersey and via live webcast online at www.cesonlineservices.com/pcrx26_vm. As of April 22, 2026, the record date for the Annual Meeting, 39,334,983 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted on at the Annual Meeting is as follows:

Proposal 1 — Election of three Class III directors to hold office until the 2029 annual meeting of stockholders, and until their respective successors have been duly elected and qualified.

Company’s Nominees

Nominee:	For	Withhold
Christopher J. Christie	24,963,961	7,675,321
Samit Hirawat	27,950,304	4,688,937
Thomas Wiggans	28,044,841	4,594,438

DOMA Perpetual Capital Management LLC’s Nominees

Nominee:	For	Withhold
Oliver Benton Curtis III	4,614,368	28,024,482
Eric de Armas	4,861,350	27,777,500
Christopher Dennis	4,430,726	28,208,124

Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
32,908,044	138,246	49,702

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
19,513,224	13,073,321	57,010	452,437

Proposal 4 — Approval of the Company’s Amended and Restated 2011 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
14,178,418	18,405,754	59,383	452,437

Proposal 5 — Approval of the Company’s Amended and Restated 2014 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
29,089,928	3,497,653	55,974	452,437

Item 8.01. Other Events.

On June 9, 2026, the Company issued a press release regarding its Annual Meeting. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2014 Employee Stock Purchase Plan

99.1	Press Release dated June 9, 2026

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	June 11, 2026	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary